UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2020

POTNETWORK HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-55969	46-5470832
(State of Incorporation)	(Commission File Number)	IRS Employer ID No.

3531 Griffin Road

Ft. Lauderdale, Florida 33312

(Address of Principal Executive Offices)

(800) 433-0127

(Registrant's Telephone Number including Area Code)

______________________________________

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On February 5, 2020, PotNetwork Holdings, Inc. (the “Company”) amended its articles of incorporation to change the number of authorized shares of common stock of the Company to 1,500,000,000, $0.00001 par value, and 100,000 shares of Series A preferred stock, $.00001 par value. (The “Amendment”)

The Amendment was previously approved by the Board of Directors and the shareholders of the Company as set forth on the Company’s filing on Schedule 14C on January 15, 2020.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Exhibits:

3.1	Amendment to Articles of Incorporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PotNetwork Holdings, Inc. ( the “Registrant”)
a Colorado corporation

DATE: February 6, 2020	By:	/s/ Kevin Hagen
	Name:	Kevin Hagen
	Title:	Chief Executive Officer

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